SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 14, 2002
                                         ---------------

                        AMERICAN NATIONAL BANKSHARES INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                    0-12820
                            ------------------------
                            (Commission File Number)

            Virginia                                 54-1284688
     ------------------------             ---------------------------------
     (State of Incorporation)             (IRS Employer Identification No.)

                                 (434) 792-5111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Item 9   Regulation FD Disclosure

On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Charles H. Majors, the registrant's chief executive officer, and Brad E. Schwartz, the registrant's chief financial officer, required pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AMERICAN NATIONAL BANKSHARES INC.
                                   ---------------------------------
                                             (Registrant)



Date - August 14, 2002             By:  /s/ Brad E. Schwartz
                                        -------------------------
                                        Senior Vice President and
                                        Secretary-Treasurer
                                        (Chief Financial Officer)